  As filed with the Securities and Exchange Commission on September 26, 1997.
                                                               File No. 33-44293
                                                               File No. 811-6488

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                  [X]

                            Pre-Effective Amendment                  [ ]

                         Post-Effective Amendment No. 6              [X]
                                      and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940              [X]

                                AMENDMENT NO. 8                      [X]

                                     CUFUND
               (Exact name of registrant as specified in charter)

                               c/o CT Corporation
                                2 Oliver Street
                          Boston, Massachusetts 02109
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (800) 342-5734

                                  David G. Lee
                          c/o SEI Investments Company
                                Oaks, PA  19456
                    (Name and Address of Agent for Service)

                                   Copies to:
Richard W. Grant, Esquire             Francis C. Lee
Morgan, Lewis & Bockius LLP           Southwest Corporate Federal Credit Union
2000 One Logan Square                 7920 Belt Line Road, Suite 1100
Philadelphia, PA  19103               Dallas, TX 75240

It is proposed that this filing become effective (check appropriate box)

        [X]       immediately upon filing pursuant to paragraph (b)
        [ ]       on [date] pursuant to paragraph (b)
        [ ]       60 days after filing pursuant to paragraph (a) (1)
        [ ]       75 days after filing pursuant to paragraph (a) (2)
        [ ]       on [date] pursuant to paragraph (a) of Rule 485

--------------------------------------------------------------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

     Title of Securities           Proposed Maximum          Proposed Maximum      Aggregate Offering        Amount of
       Being Registered         Amount Being Registered  Offering Price Per Unit        Price (1)       Registration Fee(1)

units of beneficial interest           $6,909,445             $                        $6,909,445               $100
========================================================================================================================

(1) Registrant has calculated the maximum offering price pursuant to Rule 24e-2 under the Investment Company Act of 1940, as amended (the "1940 Act") for the fiscal year ended May 31, 1997. Registrant had actual aggregate redemptions of $12,395,172 worth of units of beneficial interest ("shares") for its fiscal year ended May 31, 1997; has used $5,815,729 of available redemptions for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of $6,579,443 worth of shares for reduction to the registration fee for this filing pursuant to Rule 24e-2(a) of the 1940 Act.

Registrant currently is registering $6,579,443 worth of shares pursuant to Rule 24e-2, and together with $42,495,813 worth of shares previously registered pursuant to Rule 24e-2 in prior fiscal years (none of which were previously applied as a reduction of filing fees pursuant to Rule 24e-2), Registrant has registered $49,075,258 shares under the 1933 Act, other than pursuant to Rule 24f-2, as of the effective date of this Post-Effective Amendment.

*The proposed maximum offering price per unit of $____ reflects the net asset value of the Adjustable Rate Mortgage Portfolio; and the net asset value of the Short-Term Maturity Portfolio was $____ as of September __, 1997.

Registrant has elected to register an indefinite number of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant has filed a Rule 24f-2 Notice on July 28, 1997 for its fiscal year ended May 31, 1997.

================================================================================

                                    CUFUND
                             CROSS REFERENCE SHEET

N-1A Item No.                                                                Location
-------------                                                                --------

PART A - Short-Term Maturity Portfolio and Adjustable Rate Portfolio
------
 Item  1.           Cover page........................................  Cover Page
 Item  2.           Synopsis..........................................  Annual Operating Expenses;  Summary
 Item  3.           Condensed Financial Information...................  Financial Highlights
 Item  4.           General Description of Registrant.................  Summary; The Trust; Investment Objective;
                                                                         Investment Policies; Portfolio Management Policies;
                                                                         Investment Risks
 Item  5.           Management of the Fund............................  The Adviser; The  Administrator; The Shareholder Servicing
                                                                         Agent; Trustees and Officers of the Trust
 Item  5A.          Management's Discussion of Fund Performance.......  *
 Item  6.           Capital Stock and Other Securities................  General Information--
                                                                         Voting Rights, Shareholder Inquiries; Dividends; Federal
                                                                         Taxes; State Taxes
 Item  7.           Purchase of Securities Being Offered..............  Purchase and Redemption of Shares
 Item  8.           Redemption or Repurchase..........................  Purchase and Redemption of Shares
 Item  9.           Pending Legal Proceedings.........................  Not Applicable

PART B - Short-Term Maturity Portfolio and Adjustable Rate Portfolio
------

Item 10.            Cover Page........................................  Not Applicable
Item 11.            Table of Contents.................................  Table of Contents
Item 12.            General Information and History...................  Not Applicable
Item 13.            Investment Objectives and Policies................  Description of Permitted Investments; General Information--
                                                                         Investment Limitations; Non-Fundamental Policies
Item 14.            Management of the Fund............................  The Adviser; Trustees and Officers of the Trust; The
                                                                         Administrator; The Shareholder Servicing Agent

Item 15.            Control Persons and Principal Holders of
                     Securities.......................................  General Information--
                                                                         5% Shareholders; Trustees and Officers of the Trust
Item 16.            Investment Advisory and Other Services............  The Adviser; The Administrator; The Shareholder Servicing
                                                                         Agent; The Distributor
Item 17.            Brokerage Allocation and Other Practices..........  General  Information--
                                                                         Portfolio Transactions
Item 18.            Capital Stock and Other Securities................  General  Information--
                                                                         Description of Shares; Dividends; Shareholder
                                                                         Liability; Limitation of Trustees' Liability; Voting
                                                                         Rights
Item 19.            Purchase, Redemption, and Pricing of Securities
                     Being Offered...................................   Purchase and Redemption of Shares; Description of Net
                                                                         Asset Value
Item 20.            Tax Status.......................................   Federal Taxes; State Taxes
Item 21.            Underwriters.....................................   The Distributor
Item 22.            Calculation of Performance Data..................   Performance; Computation of Yield; Calculation of Total
                                                                         Return
Item 23.            Financial Statements.............................  Financial Information


PART C Information required to be included in Part C is set forth under the
------
appropriate Item, so numbered, in Part C of this Registration Statement.
__________________
* Information required by Item 5A is contained in the 1997 Annual Report to Shareholders.

                         [LOGO OF CUFUND APPEARS HERE]


                       SHORT-TERM MATURITY PORTFOLIO

                         ADJUSTABLE RATE PORTFOLIO

                                   PROSPECTUS
                                      AND
                      STATEMENT OF ADDITIONAL INFORMATION

CUF-F-008-03

CUFUND

                        Investment Adviser:
                        SOUTHWEST CORPORATE FEDERAL CREDIT UNION

CUFUND (the "Trust") is a no-load mutual fund seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the shares of the following fixed income portfolios (the "Portfolios"):

  .  SHORT-TERM MATURITY PORTFOLIO
  .  ADJUSTABLE RATE PORTFOLIO

The Trust's shares are offered exclusively to federally and state chartered credit unions ("Shareholders").

This combined Prospectus and Statement of Additional Information sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this combined Prospectus and Statement of Additional Information and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS INVESTMENT WILL NOT REPRESENT SHARES OR DEPOSITS OF AND WILL NOT BE INSURED BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. ONLY CREDIT UNIONS MAY INVEST IN CUFUND.

ALL INVESTMENTS OF CUFUND ARE PERMITTED BY THE FEDERAL CREDIT UNION ACT AND NATIONAL CREDIT UNION ADMINISTRATION RULES AND REGULATIONS FOR NATURAL PERSON CREDIT UNIONS. THE MERITS OF THESE SECURITIES HAVE NOT BEEN PASSED UPON BY THE NATIONAL CREDIT UNION ADMINISTRATION NOR HAS THE NATIONAL CREDIT UNION ADMINISTRATION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

NO AGENT OR OTHER OFFICIAL OF SOUTHWEST CORPORATE FEDERAL CREDIT UNION OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CUFUND. THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY CUFUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SEPTEMBER 30, 1997

2
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary.....................................................................   3
Annual Operating Expenses...................................................   4
Financial Highlights........................................................   5
The Trust...................................................................   6
The Short-Term Maturity Portfolio...........................................   6
The Adjustable Rate Portfolio...............................................   7
Portfolio Management Policies...............................................   7
The Adviser.................................................................   8
The Administrator...........................................................   9
The Shareholder Servicing Agent.............................................   9
The Distributor.............................................................   9
Trustees and Officers of the Trust..........................................  10
Purchase and Redemption of Shares...........................................  11

Dividends...................................................................  12
Determination of Net Asset Value............................................  12
Performance.................................................................  12
Computation of Yield........................................................  13
Calculation of Total Return.................................................  13
Federal Taxes...............................................................  13
State Taxes.................................................................  14
General Information.........................................................  14
Description of Permitted Investments And Risk Factors.......................  19
Experts.....................................................................  22
Financial Statements........................................................  22
Appendix....................................................................  23

                                    SUMMARY

  CUFUND (THE "TRUST") IS A NO-LOAD, DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY THAT PROVIDES A CONVENIENT WAY FOR FEDERALLY AND STATE CHARTERED CREDIT UNIONS TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE TRUST'S SHORT-TERM MATURITY AND ADJUSTABLE RATE PORTFOLIOS (EACH, A "PORTFOLIO").

  What are the Investment Objectives? The Short-Term Maturity Portfolio seeks a high level of income consistent with safety of capital. The Adjustable Rate Portfolio seeks higher levels of current income while reducing principal volatility. There is no assurance that either Portfolio will meet its investment objective. See "Investment Objective" for each Portfolio.

  What are the Permitted Investments? Each Portfolio's assets will be invested exclusively in obligations that constitute authorized investments for federal credit unions. When market conditions are favorable, the Short-Term Maturity Portfolio will be predominantly invested in mortgage-backed securities. The Adjustable Rate Portfolio will invest at least 65% of its assets in adjustable rate securities. See "Investment Objective" and "Investment Policies" for each Portfolio.

  What are the Risks Involved with an Investment in the Portfolios? Each Portfolio's investments are subject to market and interest rate fluctuations which may affect the value of the Portfolio's shares. In addition, the mortgage-backed securities in which the Portfolios may invest are subject to the risk of prepayment during periods of declining interest rates, which could affect the Portfolios' ability to lock-in longer term rates during such periods. See "Investment Policies" for each Portfolio and the "Description of Permitted Investments and Risk Factors."

  Who is the Adviser? Southwest Corporate Federal Credit Union (the "Adviser") serves as the investment adviser of the Trust and is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive its fee and reimburse the Trust for other expenses to the extent necessary to limit the total operating expenses of each Portfolio to .39% of its average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary waiver at any time. See "The Adviser."

  Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator for the Trust. See "The Administrator."

  Who is the Shareholder Servicing Agent? SEI Fund Resources serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Trust under an administration agreement. See "The Shareholder Servicing Agent."

  Who is the Distributor? SEI Investments Distribution Co. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation is paid to the Distributor for distribution services. See "The Distributor."

  How are the Shares Purchased and Redeemed? Purchases and redemptions may be made through the Distributor on any day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business (a "Business Day"). A Purchase Order will be effective as of the day received by the Distributor if the Distributor receives the order prior to 4:00 p.m., Eastern time and CoreStates Bank, N.A. (the "Custodian") receives federal funds before 12:00 p.m., Eastern time on the next Business Day. Redemption Orders must be placed prior to 4:00 p.m., Eastern time on any Business Day for the order to be accepted that day. See "Purchase and Redemption of Shares."

  How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is declared daily and distributed in the form of monthly dividends to Shareholders. Any capital gains are distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

ANNUAL OPERATING EXPENSESOPERATING EXPENSES
  (As a percentage of average net assets)

                                                             SHORT-
                                                              TERM    ADJUSTABLE
                                                            MATURITY     RATE
                                                            PORTFOLIO PORTFOLIO
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)(2)                        .11%      .11%
Other Expenses (2)(3)......................................    .28%      .28%
--------------------------------------------------------------------------------
Total Operating Expenses (1)(2)............................    .39%      .39%
================================================================================

(1) The Adviser has agreed to voluntarily waive its fee and reimburse expenses in an amount that operates to limit Total Operating Expenses of each Portfolio to not more than .39% of its average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary waiver at any time. Absent the waiver of advisory fees, Advisory Fees and Total Operating Expenses, as a percentage of average net assets, would have been .32% and .59%, respectively, for both the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio. Additional information may be found under "The Adviser" and "The Administrator."
(2) The Advisory Fees, Other Expenses and Total Operating Expenses set forth above have been restated from historical figures to reflect an estimate of current expenses.
(3) Administration fees are calculated at an annual rate which is the greater of: (i) $214,000 or (ii) .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million. See "The Administrator."

EXAMPLE

-------------------------------------------------------------------------------
                                                    1 YR. 3 YRS. 5 YRS. 10 YRS.
-------------------------------------------------------------------------------
An investor would pay the following expenses on a
$1,000 investment in a Portfolio assuming a 5%
annual return and redemption at the end of each
time period........................................  $ 4   $13    $22     $49
================================================================================

The example is based upon the total operating expenses of each Portfolio as set forth in the "Annual Operating Expenses" table above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each Portfolio. Additional information may be found under "The Adviser," "The Administrator" and "The Distributor."

                             FINANCIAL HIGHLIGHTS

  The following financial highlights for a share outstanding throughout each period ended May 31 have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto which are incorporated by reference into this combined Prospectus and Statement of Additional Information. Further information about the performance of the Portfolios, including management's discussion of each Portfolio's performance, is contained in the Trust's annual report to Shareholders, which may be obtained upon request without charge by contacting the Administrator.

                                       TOTAL
            NET            NET GAINS   FROM   DIVIDENDS                   NET
           ASSET     NET       ON     INVEST- FROM NET  CAPITAL          ASSET
          VALUE,   INVEST-  INVEST-    MENT    INVEST-   GAIN    TOTAL  VALUE,
         BEGINNING  MENT      MENT    OPERA-    MENT    DISTRI- DISTRI- END OF
         OF PERIOD INCOME  SECURITIES  TIONS   INCOME   BUTIONS BUTIONS PERIOD
--------------------------------------------------------------------------------
ADJUSTABLE RATE PORTFOLIO
--------------------------------------------------------------------------------
1997      $ 9.96    0.57      0.05     0.62    (0.57)      --    (0.57) $ 10.01
1996        9.94    0.59      0.02     0.61    (0.59)      --    (0.59)    9.96
1995        9.96    0.53     (0.02)    0.51    (0.53)      --    (0.53)    9.94
1994       10.02    0.37     (0.06)    0.31    (0.37)      --    (0.37)    9.96
1993(1)    10.00    0.38      0.02     0.40    (0.38)      --    (0.38)   10.02
--------------------------------------------------------------------------------
SHORT-TERM MATURITY PORTFOLIO
--------------------------------------------------------------------------------
1997      $ 9.76    0.52      0.04     0.56    (0.52)      --    (0.52)  $ 9.80
1996        9.73    0.52      0.03     0.55    (0.52)      --    (0.52)    9.76
1995        9.59    0.50      0.14     0.64    (0.50)      --    (0.50)    9.73
1994       10.00    0.41     (0.38)    0.03    (0.41)    (0.03)  (0.44)    9.59
1993(1)    10.00    0.44      0.01     0.45    (0.45)      --    (0.45)   10.00
--------------------------------------------------------------------------------
                                              RATIO
                                             OF NET    RATIO OF
                                             INVEST-      NET
                          RATIO OF RATIO OF   MENT      INVEST-
                          EXPENSES EXPENSES  INCOME      MENT
                             TO       TO       TO      INCOME TO
                          AVERAGE   AVERAGE  AVERAGE    AVERAGE
                            NET       NET      NET        NET    PORT-
                   NET    ASSETS,   ASSETS,  ASSETS,    ASSETS,  FOLIO
                 ASSETS,   NET OF  EXCLUDING NET OF    EXCLUDING TURN-
          TOTAL   END OF    FEE       FEE      FEE        FEE    OVER
          RETURN  PERIOD  WAIVERS   WAIVERS  WAIVERS    WAIVERS  RATE
-------------------------------------------------------------------------
ADJUSTABLE RATE PORTFOLIO
-------------------------------------------------------------------------
1997       6.36% $148,960   0.39%    0.56%    5.66%      5.49%     17%
1996       6.29   153,760   0.39     0.53     5.92       5.78      23
1995       5.25   162,147   0.38     0.51     5.34       5.21       4
1994       3.19   183,486   0.38     0.51     3.70       3.57      67
1993(1)    4.22   172,593   0.39     0.55     3.94       3.78      71
--------------------------------------------------------------------------
SHORT-TERM MATURITY PORTFOLIO
--------------------------------------------------------------------------
1997       5.90% $ 29,668   0.39%    0.58%    5.33%      5.14%     63%
1996       5.73    30,633   0.38     0.61     5.27       5.04      42
1995       6.92    35,050   0.38     0.51     5.24       5.11      53
1994       0.23    41,737   0.38     0.55     4.23       4.06     148
1993(1)    4.77    20,288   0.39     0.64     4.69       4.44     188
--------------------------------------------------------------------------

(1) Each Portfolio commenced operations on June 15, 1992. Ratios and total returns for this period have been annualized.
    Amounts designated as "--" are either $0 or have been rounded to $0.

THE TRUST

CUFUND (the "Trust") is a diversified, open-end management investment company, which was organized as a Massachusetts business trust on November 22, 1991. The Trust offers units of beneficial interest ("shares") in two portfolios ("Portfolios"), the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio. Each share of each Portfolio represents an undivided, proportionate interest in that Portfolio. Shares of the Trust are sold without a sales charge.

The Trust is offered solely to federally and state chartered credit unions. Shares of the Trust are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act ("FCUA") and Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations ("NCUA Rules"). The Trust intends to continually monitor changes in the applicable laws, rules and regulations governing eligible investments, including new investments, for federally chartered credit unions and to take such action as may be necessary to assure that the Trust's investments, and, therefore, shares of the Trust, continue to qualify as eligible Investments under the FCUA.

Sections 107(7), 107(8) and 107(15) of the FCUA set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. The Trust's investments consist exclusively of assets designed to qualify as eligible investments if owned directly by a federally chartered credit union. Shares of the Trust may or may not qualify as eligible investments for particular state chartered credit unions. Accordingly, the Trust encourages, but does not require, each state chartered credit union to consult qualified legal counsel concerning whether the Trust's shares are permissible investments for that credit union. While the Adviser will attempt to assure that the Trust follows the investment policies set forth herein, the Trust cannot be responsible for compliance by participating state chartered credit unions with limitations on permissible investments to which they may be subject.

The Trust is designed as a convenient and economic vehicle for federally and state chartered credit unions seeking to obtain the yields available on short-term and adjustable rate investments authorized under the FCUA. The Trust offers credit unions an alternative to direct investments in eligible investments, with the intended financial advantage of quantity purchases. For example, a higher yield may be available when eligible investments are bought in substantial amounts. Investment in the Trust will relieve the credit unions of many of the investment and administrative problems usually associated with the direct purchase and investment management of these eligible investments, such as scheduling maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and sell, and separate principal and interest record keeping.

THE SHORT-TERM MATURITY PORTFOLIOS

INVESTMENT OBJECTIVE

The Short-Term Maturity Portfolio seeks a high level of income consistent with safety of capital. There is no assurance that the Portfolio's investment objective will be met.

INVESTMENT POLICIES

The Short-Term Maturity Portfolio's assets will be invested exclusively in obligations that are authorized investments for federal credit unions under the FCUA, consisting of: obligations issued or fully guaranteed as to principal and interest by the United States Government and its agencies or instrumentalities; certificates of deposit, bankers' acceptances and time deposits issued or guaranteed by United States banks with total assets exceeding $1 billion, including comparable U.S. dollar denominated obligations of foreign branches of such banks; mortgage-backed securities; share certificates issued by corporate credit unions that operate in compliance with Part 704 of the NCUA Rules and are examined by the NCUA; repurchase agreements and reverse repurchase agreements involving securities that constitute permissible investments for the Portfolio; and federal funds. When market conditions are favorable, the Portfolio will be predominantly invested in mortgage-backed securities. See "Portfolio Management Policies." For additional information regarding permitted investments of the Portfolio, see "Description of Permitted Investments and Risk Factors."

Under normal circumstances, the Short-Term Maturity Portfolio will maintain an average weighted maturity of three years or less. The measure of maturity will be the expected life of securities held by the Portfolio. See "Description of Permitted Investments and Risk Factors."

THE ADJUSTABLE RATE PORTFOLIO

INVESTMENT OBJECTIVE

The Adjustable Rate Portfolio seeks higher levels of current income while reducing principal volatility. There is no assurance that the Portfolio's investment objective will be met.

INVESTMENT POLICIES

The Adjustable Rate Portfolio's assets will be invested exclusively in obligations authorized under the FCUA (see "The Short-Term Maturity Portfolio, Investment Policies"). The Adjustable Rate Portfolio will, under normal circumstances, invest at least 65% of its assets in adjustable rate mortgage securities ("ARMs") or other adjustable rate securities that have interest rates which reset at periodic intervals. ARMs are pass-through certificates representing interests in a pool of adjustable rate mortgages. These adjustable rate mortgages and other adjustable rate securities have interest rates that reset at periodic intervals of one year or less based upon a specified index and thus may experience less price volatility due to changes in market interest rates than other debt securities. However, these securities will still experience some price fluctuations since the interest rate adjustments may be subject to caps and may not correlate completely to market interest rates. For a description of the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors."

Under normal circumstances, the Adjustable Rate Portfolio expects to maintain an average weighted maturity of less than 5 years. The measure of maturity will be the expected life of securities held by the Portfolio. See "Description of Permitted Investments and Risk Factors."

PORTFOLIO MANAGEMENT POLICIES

The Adviser will seek to enhance the yield of each Portfolio by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Trust may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Adviser's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

Mortgage-backed securities purchased by a Portfolio will be issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if backed by private issuers, rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). The principal Governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of Fannie Mae and FHLMC are supported by the respective agency only. Guarantees of each Portfolio's securities by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares. Each Portfolio may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Under normal circumstances, the Adjustable Rate Portfolio will invest at least 25% of its total assets in privately issued mortgage-backed securities (securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities), including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation) that is not responsible for the payment of principal and interest on such securities. While such securities are not obligations of a governmental entity and thus may bear a greater risk of nonpayment, the timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. As stated above, each Portfolio intends to invest in privately issued, mortgage-backed securities only if they are rated in one of the two highest rating categories.

For temporary defensive purposes when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in the money market instruments described above and in the "Description of Permitted Investments and Risk Factors," and may hold a portion of its assets in cash. While each Portfolio expects to invest primarily in mortgage-backed securities, the Adviser may decide to reduce either Portfolio's holdings at a time when it believes mortgage-backed securities are trading at a high premium, experiencing high levels of prepayments, trading at historically narrow effective margins, or are otherwise less attractive investments with a risk of capital depreciation.

For the fiscal years ended May 31, 1997 and May 31, 1996, the portfolio turnover rates for the Short-Term Maturity Portfolio were 63% and 42%, respectively, and for the Adjustable Rate Portfolio were 17% and 23%, respectively.

The Portfolios will not purchase any obligation of any bank or savings and loan association that does not qualify as a "Section 107(8) institution" under the FCUA and regulations thereunder.

Fluctuations in the price of securities held by a Portfolio will cause fluctuations in the net asset value of that Portfolio's shares.

Some of the permitted investments for the Portfolios may not be permitted investments for particular state chartered credit unions. See "The Trust."

THE ADVISER

The Trust and Southwest Corporate Federal Credit Union (the "Adviser") have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for each Portfolio and continuously reviews, supervises and administers each Portfolio's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. Each Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser for which the affiliate receives compensation.

The Adviser is a federally chartered corporate credit union located at 7920 Belt Line Road, Suite 1100, Dallas, TX 75240. As of May 31, 1997, the Adviser had total assets of approximately $3.6 billion, ranking it as the third largest corporate credit union in the United States. Founded in 1975, the Adviser provides credit unions with investment products and services; payment systems services; correspondent financial services; financial management information; and credit services. The Adviser registered as an investment adviser in 1989 and, as of May 31, 1997, had credit union funds under advisement in its Investment Advisory Service of approximately $1.6 billion.

Bruce M. Fox, Vice President of Funds Management, joined the Adviser in 1990. Mr. Fox has served as portfolio manager of the Short-Term Maturity Portfolio since August, 1994 and the Adjustable Rate Portfolio since September, 1996. He is responsible for management of Southwest Corporate Federal Credit Union's funds management area.

Maurice A. Kerins III, Senior Investment Adviser, joined the Adviser in October 1996. Mr. Kerins manages the daily cash position of the Adjustable Rate Portfolio and, in conjunction with Mr. Fox, determines the overall strategy of the Portfolio. He also advises 14 portfolios of member credit unions under the Network Investment Advisory Service. He has worked in the fixed income markets since 1983.

James F. Dykstal, Investment Adviser, joined the Adviser in December 1995. Mr. Dykstal manages the daily cash position of the Short-Term Maturity Portfolio and, in conjunction with Mr. Fox, sets the overall strategy and decisions of the Portfolio. He also advises approximately 20 portfolios of member credit unions under the Network Investment Advisory Service. He has worked in the fixed income markets since 1988.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses in order to limit the total operating expenses of each Portfolio to not more than .39% of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.

The continuance of the Advisory Agreement, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") and the Trust are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with overall administrative services (other than investment advisory services) including all necessary office space, equipment, personnel and facilities.

The Trust pays the Administrator a fee, which is calculated at an annual rate which is the greater of: (i) $214,000, or (ii) .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement.

The Administration Agreement shall continue in effect for successive periods of one year subject to review by the Trustees of the Trust.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, PA 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CoreFunds, Inc., CrestFunds, Inc., The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.

THE SHAREHOLDER SERVICING AGENT

SEI Fund Resources acts as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Trust. Compensation for these services is paid under the Administration Agreement. See "The Administrator."

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a registered broker-dealer that is a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). Each Portfolio may also execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

The Distribution Agreement appoints the Distributor as the exclusive distributor of the Trust's shares and provides that the Trust's shares be sold without a minimum sales quota. The Distribution Agreement is renewable annually and may be terminated at any time by the Distributor, Trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees") or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

No compensation is paid to the Distributor for distribution services.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust. The Trustees and executive officers of the Trust, their respective dates of birth and principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Trustee and executive officer is SEI Investments, Oaks, Pennsylvania, 19456.

JAMES L. BRYAN* (7/13/38)--Trustee--777 E. Campbell Road, Suite 731, Richardson, Texas 75081. President of Texins Credit Union, Richardson, Texas (1974-present).

GARY L. JANACEK* (3/30/51)--Trustee--2401 S. 31st Street, Temple, Texas 76508. President of Scott and White Employees Credit Union, Temple, Texas (1977-present).

ARNO J. EASTERLY* (3/25/35)--Trustee--2701 Village Lane, Bossier City, Louisiana 71112. President of Barksdale Federal Credit Union, Barksdale AFB, Louisiana (1984-present).

DR. MARTHA ROMAYNE SEGER (2/17/21)--Trustee--4810 E. Scarlett Street, Tucson, Arizona 85711. John M. Olin Distinguished Fellow in the Eller Center for the Study of the Private Market Economy at The University of Arizona, Tucson (1991-present). Former Governor of the Federal Reserve System in Washington, D.C. (1984-91).

DAVID G. LEE (4/16/52)--President--Chief Executive Officer--Senior Vice President of the Administrator and the Distributor since 1993. Vice President of the Administrator and Distributor 1991-1993.

ROBERT DELLACROCE (12/17/63)--Controller and Chief Financial Officer--Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

RICHARD W. GRANT (10/25/45)--Secretary--2000 One Logan Square, Philadelphia, Pennsylvania 19103. Partner of Morgan, Lewis & Bockius LLP (law firm) since 1989, counsel to the Trust, the Administrator, and the Distributor.

FRANCIS C. LEE (12/3/48)--Vice President, Assistant Secretary--President and CEO of Southwest Corporate Federal Credit Union since 1995. Senior Vice President of Operations, Western Corporate Federal Credit Union--1981-1995.

KEVIN P. ROBINS (4/5/61)--Vice President, Assistant Secretary--Senior Vice President, General Counsel and Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

SANDRA K. ORLOW (10/18/53)--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1988.

KATHRYN L. STANTON (11/19/58)--Vice President, Assistant Secretary--Deputy General Counsel of SEI, Vice President and Assistant Secretary of the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm)--1989-1994.

TODD CIPPERMAN (2/14/66)--Vice President, Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

BARBARA A. NUGENT (6/18/56)--Vice President, Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and Distributor. Associate, Drinker Biddle & Reath (law firm)--1994-1996. Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993). Assistant Vice President-Operations of Delaware Service Company, Inc.--1988-1992.

MARC H. CAHN (6/19/57)--Vice President, Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC--1995-1996. ERISA counsel for First Fidelity Bancorporation 1994-1995. Associate, Morgan, Lewis & Bockius LLP (law firm) 1989-1994.

--------

* Messrs Bryan, Janacek and Easterly are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for Trustees. Compensation of officers of the Trust is paid by the Administrator.

The following table shows Trustee compensation for the fiscal year ended May 31, 1997.

                          AGGREGATE
                         COMPENSATION PENSION OR
                             FROM     RETIREMENT
                          REGISTRANT   BENEFITS  ESTIMATED
                           FOR THE    ACCRUED AS   ANNUAL      TOTAL COMPENSATION FROM
                         FISCAL YEAR   PART OF    BENEFITS   REGISTRANT AND FUND COMPLEX
                          ENDED MAY      FUND       UPON       PAID TO TRUSTEES FOR THE
NAME OF PERSON             31, 1997    EXPENSES  RETIREMENT FISCAL YEAR ENDED MAY 31, 1997
------------------------------------------------------------------------------------------
Dr. M. R. Seger.........   $24,000       N/A        N/A     $24,000 for service on 1 board
------------------------------------------------------------------------------------------
J. L. Bryan.............   $ 4,000       N/A        N/A     $ 4,000 for service on 1 board
------------------------------------------------------------------------------------------
A. J. Easterly..........   $ 4,000       N/A        N/A     $ 4,000 for service on 1 board
------------------------------------------------------------------------------------------
G. L. Janacek...........   $ 4,000       N/A        N/A     $ 4,000 for service on 1 board
------------------------------------------------------------------------------------------
R. Helber*..............   $ 4,000       N/A        N/A     $ 4,000 for service on 1 board
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

* Mr. Helber resigned as Trustee on July 22, 1997.
PURCHASE AND REDEMPTION OF SHARES

Purchase and redemption of shares of either Portfolio may be made on any day on which both the New York Stock Exchange (the "NYSE") and the Federal reserve wire system are open for business (a "Business Day") by placing orders with the Distributor.

The minimum initial investment in either Portfolio of the Trust is $100,000. There is no minimum for subsequent investments.

A purchase order will be effective as of the day received by the Distributor if the Distributor receives the order before 4:00 p.m. Eastern time, and the Custodian receives federal funds before 12:00 p.m. Eastern time on the next Business Day.

The purchase price of shares of a Portfolio is the net asset value next determined after a purchase order is received by the Trust. The net asset value per share of a Portfolio is determined by dividing the total market value of a Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of business of the NYSE (currently 4:00 p.m. Eastern time) on any Business Day. See "Determination of Net Asset Value." Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places.

Shares may be offered only to residents of those states in which such shares are eligible for purchase.

Shareholders who desire to redeem shares of either Portfolio must place their redemption orders prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. The redemption price of the shares is the net asset value of the Portfolio next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, as required by the 1940 Act. It is currently the Trust's policy to pay for redemptions in cash.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission (the "SEC") by rule or regulation) as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business for any reason. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day; Martin Luther King, Jr., Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. In addition, the Federal Reserve observes the following holidays: Columbus Day and Veterans' Day.

Purchase and redemption orders may be placed by telephone. The Trust, its transfer agent or sub-agent will not be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust, its transfer agent and sub-agent may each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. The Trust, the Trust's transfer agent or sub-agent may be liable for losses resulting from fraudulent or unauthorized instructions if it does not employ these procedures. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing their redemption orders by other means.

DIVIDENDS

Substantially all of the net investment income (not including capital gains) of each Portfolio is distributed in the form of monthly dividends to Shareholders. Net investment income consists of accrued interest and any general income of the Trust allocated to a Portfolio, less the estimated expenses of such Portfolio and the general expenses of the Trust allocated to such Portfolio during a particular period. Dividends are declared daily, just prior to a determination of net asset value. If a purchase order is placed on the preceding Business Day, shares begin earning dividends on the Business Day federal funds payment is received by the Custodian. If a purchase order and federal funds are received the same Business Day, shares begin earning dividends on the next Business Day. Currently, capital gains of a Portfolio, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined unless the Shareholder has elected at the time of initial investment to take such payments in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the change. Dividends and distributions of each Portfolio are paid on a per share basis.

DETERMINATION OF NET ASSET VALUE

As described previously, the net asset value per share of each Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares.

Pursuant to policies established by the Board of Trustees of the Trust, the Administrator values the securities of each Portfolio based upon valuations provided by brokers or an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Securities and other assets for which market prices are either (i) not readily available or not obtained, or (ii) deemed by the Adviser to be materially inaccurate, are valued at fair value as determined in good faith under procedures established by the Board of Trustees.

PERFORMANCE

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The 30-day yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The 30-day yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment. See "Computation of Yield."

The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment, for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. See "Calculation of Total Return."

Each Portfolio's performance may from time to time be compared to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Indices that may be used include: for the Short-Term Maturity Portfolio, Lipper Short Term U.S. Government Index and 1 year Constant Maturity Treasury Adjustable Rate ("CMT"); and for the Adjustable Rate Portfolio, Lipper Adjustable Rate Mortgage Index, 1 month London Interbank Offered Rate ("LIBOR"),
12

1 year CMT, Effective Fed Funds Rate and 30-day Donoghue Index.

COMPUTATION OF YIELD

The 30-day yield for a Portfolio is calculated by assuming that the income generated by the Portfolio's investment during that 30-day period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:
Yield = 2[((a-b)/(cd)+1)/6/-1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended May 31, 1997, the yield for each Portfolio was:
Short-Term Maturity Portfolio, 5.38% and Adjustable Rate Portfolio, 5.55%.

CALCULATION OF TOTAL RETURN

Total return will be calculated according to the following formula:
P(1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000;
T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period. For the fiscal year ended May 31, 1997, the total return for each Portfolio was: Short-Term Maturity Portfolio, 5.90% and Adjustable Rate Portfolio, 6.36%. For the period from June 15, 1992 (commencement of operations) through May 31, 1997, the average annual total return for each Portfolio was: Short-Term Maturity Portfolio, 4.68% and Adjustable Rate Portfolio, 5.06%.

FEDERAL TAXES

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this combined Prospectus and Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or their Shareholders. Credit unions generally are exempt from federal income taxation on income, dividends and capital gains realized as a result of purchasing, holding or redeeming shares of the Trust. Shareholders are, however, urged (but not required) to consult their tax advisors regarding specific questions as to federal, state and local income taxes including, without limitation, issues relating to unrelated business income taxes.

Tax Status of the Portfolios:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolio. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gain over short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed annually and will be taxed to Shareholders as long-term capital gain, regardless of how long the Shareholder has held shares. Each Portfolio will make annual reports to Shareholders of the federal income tax status of all distributions.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its Shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. The Adviser may reimburse the Trust for certain costs incurred. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at corporate rates without any deduction for distributions to its Shareholders.

Notwithstanding the distribution requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Dividends declared by a Portfolio in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the Shareholder on December 31 of that year, if paid by the Portfolio at any time during the immediately succeeding January.

Sale, exchange or redemption of Portfolio shares is a taxable event to the Shareholder.

STATE TAXES

Income received on direct U.S. obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements may not be exempt from state taxation. Each Portfolio will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Each Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. See "Federal Taxes."

GENERAL INFORMATION

THE TRUST

The Declaration of Trust under which the Trust was organized permits the Trust to offer separate portfolios of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong only to that portfolio and would be subject only to liabilities related thereto.

Each Portfolio pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services, registering the shares under federal securities laws, and making notice filings under state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

For the Short-Term Maturity Portfolio, for the fiscal years ended May 31, 1997, May 31, 1996 and May 31, 1995, (i) the fees paid to the Administrator and Shareholder Servicing Agent by the Portfolio, were $35,873, $38,327 and $40,076, respectively, and (ii) the fees paid to the Adviser were $96,481, $108,870 and $128,971, respectively, of which $57,725, $78,682 and $58,150 were waived, respectively. For the Adjustable Rate Portfolio, for the fiscal years ended May 31, 1997, May 31, 1996 and May 31, 1995, (i) the fees paid to the Administrator and Shareholder Servicing Agent by the Portfolio, were $178,127, $175,673 and $167,753, respectively, and (ii) the fees paid to the Adviser were $477,404, $505,410 and $544,498, respectively, of which $258,218, $221,873 and
$208,635 were waived, respectively.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of a Portfolio, each of which represents an equal proportionate interest in that Portfolio with each other share of the Portfolio. Shares are entitled upon liquidation to a pro rata share in the net assets of the respective Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board of Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders incurring financial loss for that reason appears remote because (i) the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and (ii) the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable for his or her own willful defaults and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser, administrator, principal underwriter or custodian. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are "fundamental policies" of each Portfolio. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

Each Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result of such purchase more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements involving such securities; and further provided that the Adjustable Rate Portfolio will invest at least 25% of the value of its total assets in mortgage-backed securities which are not issued or guaranteed by the U.S. Government as described in this Prospectus, except when investing for temporary defensive purposes.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of its total assets, except that each Portfolio may enter into reverse repurchase agreements. Any borrowing will be done from a credit union, corporate credit union or bank (any borrowing over 5% will be from a bank) and, to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before the Portfolio makes additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies; and (b) a Portfolio may enter into repurchase agreements.

5. Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by paragraph (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts, provided that this limitation shall not prohibit the purchase of securities of issuers that may invest in such obligations and debt securities secured by real estate or interests therein.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Portfolio security.

9. Purchase securities of other investment companies except for money market funds, CMOs and REMICs (defined below) and then only as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, the Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolios own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of either Portfolio; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of either Portfolio. Investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

It is the position of the SEC's Staff that certain nongovernmental issuers of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") constitute investment companies pursuant to the 1940 Act and that investments in instruments issued by such entities are subject to the limitations set forth above unless the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulations or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, Trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than of 1% of the shares or securities of such issuer and all such officers, Trustees, partners and directors owning more than of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

13. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or
(ii) municipal securities which are rated by at least two NRSROs, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

In addition,

14. CUFUND is not insured or insurable by the National Credit Union Share Insurance Fund.

15. CUFUND is not supervised or examined by NCUA and is not subject to NCUA oversight. It is the responsibility of each credit union investing in CUFUND to evaluate the appropriateness of the investment and the suitable level of concentration risk on their balance sheets.

16. Except for the initial shareholder, CUFUND investors are restricted to only credit unions. CUFUND will refuse all offers of investment arising from other non-credit union parties.

17. Each Portfolio of CUFUND will only invest in investments and engage in transactions permitted for natural person federal credit unions under Sections 107(7), 107(8) and 107(15) of the FCUA and Part 703 of the NCUA Rules and Regulations.

18. Any amendments, modifications or changes to these fundamental policies must be approved by the NCUA before becoming effective.

NON-FUNDAMENTAL POLICIES

Non-fundamental policies can be changed without Shareholder approval.

Each Portfolio may not:

1. Invest in warrants.

2. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at a price that approximates its carrying value by the Portfolio, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

3. Write or purchase puts, calls, options or combinations thereof.

4. Acquire more than 10% of the voting securities of any one issuer.

5. Invest in companies for the purpose of exercising control.

Credit unions that seek an independent certified accountant's opinion on their financial statements in accordance with generally accepted accounting principles ("GAAP") are required to account for investments in mutual funds such as CUFUND at fair value each month. Credit unions that do not seek an independent certified accountant's opinion in accordance with GAAP are required to account for investments in mutual funds by the lower of cost or market each month. This disclosure is intended to comply with the substance of an NCUA requirement that the Adviser disclose the proper accounting treatment for Shareholders investing in the Trust.

The foregoing percentages concerning the investment limitations and non-fundamental policies of the Portfolios will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

VOTING RIGHTS

Each share of a Portfolio held entitles the Shareholder of record to one vote on all matters voted on by the Shareholders of such Portfolio. Each Portfolio will vote separately on matters relating solely to that Portfolio. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by a majority vote of the remaining Trustees or by a majority vote of Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting. Voting by proxy is permitted.

REPORTING

The Trust will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent public accountants. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to the Adviser, 7920 Belt Line Road, Suite 1100, Dallas, TX 75240.

PORTFOLIO TRANSACTIONS

The Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the transaction cost, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust may pay a minimal transaction cost when the transaction presents no difficulty. Trades are generally made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Longer term debt securities are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads.

The Adviser may place a combined order for two or more accounts or Portfolios engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Portfolio. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and Portfolios. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees.

It is expected that the Adviser may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, or an affiliate of the Adviser in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor or an affiliate of the Adviser and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or an affiliate of the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of compensation paid to the Distributor or an affiliate of the Adviser and will review these procedures periodically.

The Trust is required to identify any securities of its "regular broker or dealers" (as such term is defined in the Investment Company Act) which the Trust has acquired during its most recent fiscal year. As of May 31, 1997, the Adjustable Rate Portfolio held debt securities issued by Merrill

Lynch Government Securities Inc. and Salomon Brothers Inc. in the amount of $14,558,000 and $7,203,000, respectively.

5% SHAREHOLDERS

As of August 26, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were owned by the indicated entities both of record and beneficially.

ADJUSTABLE RATE PORTFOLIO

Southwest Corporate Federal Credit Union
Attn: Accounting Department
7920 Belt Line Road, Suite 1100
Dallas TX 75240, 88.22%

SHORT-TERM MATURITY PORTFOLIO

Southwest Corporate Federal Credit Union
Attn: Accounting Department
7920 Belt Line Road, Suite 1100
Dallas TX 75240, 79.61%

Carter Federal Credit Union
c/o Sherrel Matlock
P.O. Box 814
Springhill, LA 71075, 9.87%

Dyess Federal Credit Union
Attn: Wilson R. Little
P.O. Box 631
Abilene, TX 79604, 5.88%

As of August 26, 1997, Southwest Corporate Federal Credit Union, 7920 Belt Line Road, Suite 1100, Dallas, TX 75240, which is the Adviser, owned of record 88.22% and 79.61% of the outstanding voting securities of the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio, respectively. Southwest Corporate Federal Credit Union has voting or investment power with respect to such voting securities. Consequently, under the 1940 Act, Southwest Corporate Federal Credit Union may be deemed to be a controlling person of the Adjustable Rate Portfolio and Short-Term Maturity Portfolio. To the best of the knowledge of the Trust, Southwest Corporate Federal Credit Union's ownership of such voting securities is for investment only, not for purposes of control, but may materially affect the voting rights of other Shareholders.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania serves as counsel to the Trust. Arthur Andersen LLP, Philadelphia, Pennsylvania, serves as the independent public accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A. (the "Custodian"), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the Portfolios:

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT; SHARE CERTIFICATES--Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan associations in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Each Portfolio may also purchase share certificates issued by certain credit unions which cannot be traded in a secondary market. Such share certificates are considered to be illiquid securities and neither Portfolio may invest more than 15% of its net assets in illiquid securities. See "General Information,Non-Fundamental Policies."

FEDERAL FUNDS--Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight. Unsecured loans of federal funds may be made to U.S. banks and other Section 107(8) institutions, provided that:
1) the accounts of such banks are federally insured; 2) the interest received is at the market rate for federal funds transactions; and 3) the transaction has a specified maturity or the Portfolio is able to require repayment at any time. Federal funds investments maturing in more than seven days are considered to be illiquid; a Portfolio will not invest more than 15% of its net assets in illiquid securities. See "General Information, Non-Fundamental Policies."

Loans of federal funds are not federally insured. In the event the borrower of federal funds enters into a bankruptcy or other insolvency proceedings, the lending Portfolio could experience delays and incur expenses in recovering cash. Further, the possibility exists that, in such an instance, the borrowing institution may not be able to repay the borrowed funds. A Portfolio will limit federal funds lending to those banks and other Section 107(8) institutions whose creditworthiness has been reviewed and found satisfactory by the Adviser.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages, underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

    Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

    Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

    Collateralized Mortgage Obligations: CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). The Trust may purchase fixed, adjustable or "floating" rate CMOs: (i) that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government: (ii) that are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. Government securities;
  (iii) that are collateralized by privately issued fixed rate or adjustable rate mortgages adhering to sufficient credit enhancements to achieve the highest rating by an NRSRO; (iv) whose price is estimated to change not more than 17 percent, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points; (v) whose expected average life is not greater than 10 years; whose average life would not extend by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; and (vi) whose average life would not shorten by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.

    REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. The Portfolios will not invest in residual REMICs. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

    Parallel Pay Securities, PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    Estimated Average Life: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. The Adviser performs median prepayment estimates in accordance with
  Section 703 of the revised NCUA Rules.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, although they are not considered to be loans under Section 107 of the FCUA, which generally limits federal credit unions to making loans only to members.

REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements are agreements by which a Portfolio sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act, and would also be considered to be borrowings under Section 107 of the FCUA.

TIME DEPOSITS--Time deposits are nonnegotiable receipts issued by a bank in exchange for a deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

UNITED STATES GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

UNITED STATES TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations purchased by each Portfolio may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices such as the Federal Reserve Composite Index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--The Portfolios may individually purchase or sell portfolio securities in when-issued or delayed delivery transactions. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

EXPERTS

The Financial Statements have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The Trust's Financial Statements and the Notes thereto and the Report of the Independent Public Accountants dated July 2, 1997 for the fiscal year ended May 31, 1997, relating to the financial statements and financial highlights of the Trust are incorporated herein by reference.

APPENDIX

DESCRIPTION OF RATINGS

DUFF & PHELPS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

FITCH RATINGS

AAA Bonds considered to be investment grade and of the highest credit quality.
    The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+'.

IBCA RATING DEFINITIONS

AAA Obligations for which there is the lowest expectation of investment risk.
    Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

MOODY'S RATING DEFINITIONS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

STANDARD & POOR'S DEFINITIONS

AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

THOMSON BANKWATCH

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                               INVESTMENT ADVISER
                    Southwest Corporate Federal Credit Union
                              7920 Belt Line Road
                                   Suite 1100
                                Dallas, TX 75240

                                 ADMINISTRATOR
                               SEI Fund Resources
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  DISTRIBUTOR
                         SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL
                          Morgan, Lewis & Bockius LLP
                             2000 One Logan Square
                          Philadelphia, PA 19103-6993

                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen LLP
                               1601 Market Street
                          Philadelphia, PA 19103-2499

                           PART C:  OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits:

     (a)  Part A - Financial Highlights

     (b)  Part B

     (i) The following audited financial statements for the Short-Term Maturity and Adjustable Rate Portfolios (the "Portfolios") for the fiscal year ended May 31, 1997, including the report of Arthur Andersen LLP dated July 2, 1997, are incorporated by reference to the combined Prospectus and Statement of Additional Information from Form N-30D filed on July 21, 1997 with Accession Number 0000935069-97-000113.

          Statement of Net Assets
          Statement of Operations
          Statement of Changes in Net Assets
          Financial Highlights
          Notes to Financial Statements


     (c)  Exhibits

          (1) Agreement and Declaration of Trust (originally filed as Exhibit No. 1 to Registrant's Registration Statement on December 2, 1991).*
          (2) By-Laws (originally filed as Exhibit No. 2 to Registrant's Registration Statement on April 23, 1992).*
          (3)     Not Applicable.
          (4)     Not Applicable.
          (5) Investment Advisory Agreement between Registrant and Southwest Corporate Federal Credit Union dated May 1, 1992.*
          (6) Distribution Agreement between Registrant and SEI Financial Services Company dated May l, 1992.*
          (7)     Not Applicable.
          (8) Custodian Agreement between Registrant and CoreStates Bank N.A. dated May 1, 1992.*
          (9)     Not Applicable.
          (10) Opinion and Consent of Counsel (originally filed as Exhibit No. 10 to Registrant's Registration Statement on May 29,
                  1992).*
          (11)    Consent of Independent Public Accountants is filed herewith.
          (12)    Not Applicable.
          (13)(1) Administration Agreement between Registrant and SEI Financial Management Corporation dated April 30, 1996.*
          (13)(2) Assignment and Assumption Agreement between SEI Financial Management Corporation and SEI Financial Resources dated
                  May 31, 1996.*
          (13)(3) Consent of Assignment and Assumption between Registrant and SEI Financial Management Corporation dated April 8, 1997 is filed herewith.
          (14)    Not Applicable.
          (15)    Not Applicable.
          (16) Performance Quotation Computation (originally filed as Exhibit No. 16 to Registrant's Registration Statement on September 28,
                  1995).*
          (17)    Financial Data Schedules are filed herewith.
          (18)    Not Applicable.
          (24)    Powers of Attorney for James L. Bryan, Gary L. Janacek, Arno
                  J. Easterly, Martha Romayne Seger, David G. Lee and Robert DellaCroce are filed herewith.

--------------------------------------------------------------------------------
*Incorporated by reference to Post-Effective Amendment No. 5, as filed on September 27, 1996.

ITEM 25.  Persons Controlled by or Under Common Control with Registrant

     See the combined Prospectus and Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company ("SEI Investments") which also controls the Distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

ITEM 26.  Number of Holders of Securities:

     As of  July 7, 1997:
                                                                Number of
                 Title of Class                               Record Holders
                 --------------                               --------------

      Units of beneficial interest, without par value--
           Short-Term Maturity Portfolio....................      10

           Adjustable Rate Portfolio........................      13


ITEM 27.  Indemnification:

     Article VIII of the Agreement and Declaration of Trust (originally filed as Exhibit No. 1 to Registrant's Registration Statement on December 2, 1991) is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28.  Business and Other Connections of Investment Adviser:

     Other business, profession, vocation or employment of a substantial nature in which the Adviser and each director or officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity or director, officer, employee, partner or trustee are as follows:


Name and Position                                                 Name of                              Connection with
with Adviser                                                   Other Company                            Other Company
-----------------                                              -------------                           ----------------
Francis C. Lee, President                                           None                                      None


Arno J. Easterly, Director                    Barksdale Federal Credit Union,                                         President
                                              Barksdale AFB, LA
Patricia A. Mott, Secretary                   Arlington Federal Credit Union, Arlington, TX                           President
Joe G. Thornton, Director                     The Teachers Federal Credit Union, Texarkana, TX                        President
W.E. Ferrett, Director                        Texaco P.A.W. Employees Federal Credit Union,                           President
                                              Port Arthur, TX
Gary A. Jester, Vice Chairman                 Atlantic Federal Credit Union, Dallas, TX                               President
Jimmy O. Junkin, Director                     Randolph-Brooks Federal Credit Union,                     Chief Financial Officer
                                              Universal City, TX
Sarah S. Mosley, Director                     Telcoe Federal Credit Union, Little Rock, AR                            President
David R. Seely, Chairman                      Kirtland Federal Credit Union,                                          President
                                              Albuquerque, NM
Gerald W. Gurney, Director                    Texins Credit Union, Dallas, TX                    Sr. Exec. Vice President/Chief
                                                                                                 Operating Officer
Jo Anne Beck, Senior Vice President           None                                                                         None
John P. Cassidy, Senior Vice President        None                                                                         None
Bruce M. Fox, Senior Vice President           None                                                                         None
Bob L. Rehm, Senior Vice President            None                                                                         None
Brent W. Smith, Senior Vice President         None                                                                         None
Rebecca L. Averett, Vice President            None                                                                         None
Lou Ann Haslett, Vice President               Oklahoma Corporate Federal Credit Union                                 President
Vahid G. Parvazi, Vice President              None                                                                         None

ITEM 29.  Principal Underwriters:

     (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

     Registrant's distributor, SEI Investments Distribution Co. ("SIDC"), acts as distributor for:

     SEI Daily Income Trust                     July 15, 1982
     SEI Liquid Asset Trust                     November 29, 1982
     SEI Tax Exempt Trust                       December 3, 1982
     SEI Index Funds                            July 10, 1985
     SEI Institutional Managed Trust            January 22, 1987
     SEI International Trust                    August 30, 1988
     The Advisors'Inner Circle Fund             November 14, 1991
     The Pillar Funds                           February 28, 1992
     STI Classic Funds                          May 29, 1992
     CoreFunds, Inc.                            October 30, 1992
     First American Funds, Inc.                 November 1, 1992
     First American Investment Funds, Inc       November 1, 1992
     The Arbor Fund                             January 28, 1993
     Boston 1784 Funds/(R)/                     June 1, 1993
     The PBHG Funds, Inc.                       July 16, 1993
     Marquis Funds/(R)/                         August 17, 1993
     Morgan Grenfell Investment Trust           January 3, 1994
     The Achievement Funds Trust                December 27, 1994
     Bishop Street Funds                        January 27, 1995
     CrestFunds, Inc.                           March 1, 1995
     STI Classic Variable Trust                 August 18, 1995
     ARK Funds                                  November 1, 1995

     Monitor Funds                              January 11, 1996
     FMB Funds, Inc.                            March 1, 1996
     SEI Asset Allocation Trust                 April 1, 1996
     TIP Funds                                  April 28, 1996
     SEI Institutional Investments Trust        June 14, 1996
     First American Strategy Funds, Inc.        October 1, 1996
     HighMark Funds                             February 15, 1997
     Armada Funds                               March 8, 1997
     PBHG Insurance Series Fund, Inc.           April 1, 1997
     The Expedition Funds                       June 9, 1997

     SEI Investments provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is SEI Investments, Oaks, PA 19456.


                             Positions and Offices                                    Position and Office
Name                         with Underwriter                                         with Registrant
----                         ---------------------                                    -------------------

Alfred P. West, Jr.          Director, Chairman & Chief Executive Officer                    --
Henry H. Greer               Director, President & Chief Operating Officer                   --
Carmen V. Romeo              Director, Executive Vice President &
                             President-Investment Advisory Group                             --
Gilbert L. Beebower          Executive Vice President                                        --
Richard B. Lieb              Executive Vice President, President-Investment                  --
Dennis J. McGonigle          Services Division                                               --
Leo J. Dolan, Jr.            Executive Vice President                                        --
Carl A. Guarino              Senior Vice President                                           --
Larry Hutchison              Senior Vice President                                           --
David G. Lee                 Senior Vice President                                           --
Jack May                     Senior Vice President                                           --
A. Keith McDowell            Senior Vice President                                           --
Hartland J. McKeown          Senior Vice President                                           --
Barbara J. Moore             Senior Vice President                                           --
Kevin P. Robins              Senior Vice President, General Counsel &                        --
                               Secretary
Robert Wagner                Senior Vice President                                           --
Patrick K. Walsh             Senior Vice President                                           --
Robert Aller                 Vice President                                                  --
Marc H. Cahn                 Vice President & Assistant Secretary                            --
Gordon W. Carpenter          Vice President                                                  --
Todd Cipperman               Vice President & Assistant Secretary                            --
Robert Crudup                Vice President & Managing Director                              --
Barbara Doyne                Vice President                                                  --
Jeff Drennen                 Vice President                                                  --
Vic Galef                    Vice President & Managing Director                              --
Kathy Heilig                 Vice President & Treasurer                                      --
Michael Kantor               Vice President                                                  --
Samuel King                  Vice President                                                  --
Kim Kirk                     Vice President & Managing Director                              --

John Krzeminski              Vice President & Managing Director                       --
Carolyn McLaurin             Vice President & Managing Director                       --
W. Kelso Morrill             Vice President                                           --
Joanne Nelson                Vice President                                           --
Barbara A. Nugent            Vice President & Assistant Secretary                     --
Sandra K. Orlow              Vice President & Assistant Secretary                     --
Cynthia M. Parrish           Vice President & Assistant Secretary                     --
Donald Pepin                 Vice President & Managing Director                       --
Kim Rainey                   Vice President                                           --
Mark Samuels                 Vice President & Managing Director                       --
Steve Smith                  Vice President                                           --
Daniel Spaventa              Vice President                                           --
Kathryn L. Stanton           Vice President & Assistant Secretary                     --
Wayne M. Withrow             Vice President & Managing Director                       --
James Dougherty              Director of Brokerage Services                           --


ITEM 30.  Location of Accounts and Records:

    Books or other documents required to be maintained by Section 31(a) of the Investment company Act of 1940, as amended (the "1940 Act"), and the rules promulgated thereunder, are maintained as follows:

        (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
        (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

             CoreStates Bank, N.A.
             Broad and Chestnut Streets
             P.O. Box 7618
             Philadelphia, Pennsylvania 19101

        (b)/(c)  With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and
    (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

             SEI Fund Resources
             Oaks, PA  19456

        (d) With respect to Rules 31a-(b)(5); (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the offices of Registrant's
    Adviser:

             Southwest Corporate Federal Credit Union
             7920 Belt Line Road, Suite 1100
             Dallas, TX  75240

ITEM 31.  Management Services:  None.

ITEM 32.  Undertakings.

    Registrant hereby undertakes that whenever Shareholders meeting the requirements of Section 16(c) of the 1940 Act inform the Board of Trustees of their desire to communicate with Shareholders of the Trust, the Trustees will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

    Registrant hereby undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of
Section 16(c) of the 1940 Act relating to shareholder communications.

    Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to Shareholders.

                                     NOTICE

    A copy of the Agreement and Declaration of Trust of CUFUND is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement No. 33-44293 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 25th day of September, 1997.

                              CUFUND

                              By  /s/David G. Lee
                                --------------------------------------
                                   David G. Lee
                                   President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.

                *                   Trustee                           September 25, 1997
--------------------------
James L. Bryan

                *                   Trustee                           September 25, 1997
--------------------------
Gary L. Janacek

                *                   Trustee                           September 25, 1997
--------------------------
Arno J. Easterly

                *                   Trustee                           September 25, 1997
--------------------------
Dr. Martha Romayne Seger

/s/David G. Lee                                                       September 25, 1997
--------------------------          President & Chief
David G. Lee                        Executive Officer

/s/Robert DellaCroce                                                  September 25, 1997
--------------------------          Controller &
Robert DellaCroce                   Chief Financial Officer


*By /s/David G. Lee
   -------------------------
    David G. Lee
    Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
-------

EX-99.B1     (1)    Agreement and Declaration of Trust (originally filed as
                    Exhibit No. 1 to Registrant's Registration Statement on
                    December 2, 1991).*
EX-99.B2     (2)    By-Laws (originally filed as Exhibit No. 2 to Registrant's
                    Registration Statement on April 23, 1992).*
             (3)    Not Applicable.
             (4)    Not Applicable.
EX-99.B5     (5)    Investment Advisory Agreement between Registrant and
                    Southwest Corporate Federal Credit Union dated May 1, 1992.*
EX-99.B6     (6)    Distribution Agreement between Registrant and SEI Financial
                    Services Company dated May l, 1992.*
             (7)    Not Applicable.
EX-99.B8     (8)    Custodian Agreement between Registrant and CoreStates Bank
                    N.A. dated May 1, 1992.*
             (9)    Not Applicable.
EX-99.B10    (10)   Opinion and Consent of Counsel (originally filed as Exhibit
                    No. 10 to Registrant's Registration Statement on May 29,
                    1992).*
EX-99.B11    (11)   Consent of Independent Public Accountants is filed herewith.
             (12)   Not Applicable.
EX-99.B13.1  (13)   Administration Agreement between Registrant and SEI
                    Financial Management Corporation dated April 30, 1996.*
EX-99.B13.2  (13)   Assignment and Assumption Agreement between SEI Financial
                    Management Corporation and SEI Fund Resources dated May 31,
                    1996.*
EX-99.B13.3  (13)   Consent of Assignment and Assumption between Registrant and
                    SEI Financial Management Corporation dated April 8, 1997 is filed herewith.
             (14)   Not Applicable.
             (15)   Not Applicable.
EX-99.B16    (16)   Performance Quotation Computation (originally filed as
                    Exhibit No. 16 to Registrant's Registration Statement on
                    September 28, 1995).*
             (18)   Not Applicable.
EX-99.B24    (24)   Powers of Attorney for James L. Bryan, Gary L. Janacek, Arno
                    J. Easterly, Martha Romayne Seger, David G. Lee and Robert
                    DellaCroce are filed herewith.
EX-99.B27    (27)   Financial Data Schedules are filed herewith.


--------------------------
*Incorporated by reference to Post-Effective Amendment No. 5, as filed on September 27, 1996.